                                                                  Exhibit 4.8(b)

                                                                  CONFORMED COPY


                    AMENDMENT NO. 5 TO THE CREDIT AGREEMENT


     AMENDMENT No. 5 dated as of March 27, 2001 to the Credit Agreement dated as of July 23, 1998 (as heretofore amended, the "CREDIT AGREEMENT") among LYONDELL CHEMICAL COMPANY, the LENDERS party thereto, the DOCUMENTATION AGENTS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and DLJ CAPITAL FUNDING, INC., as Syndication Agent.

     The parties hereto agree as follows:

     Section 1.01. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section 1.02.  Amendments.

     (a) The definition of "Adjusted EBITDA" in Section 1.01 is amended to read in its entirety as follows:

               "ADJUSTED EBITDA" means, for any period, the sum of (i) the EBITDA of the Non-JV Group for such period, adjusted to exclude the effect of one time charges incurred in connection with (A) the Acquisition and subsequent Asset Sales (other than a TDI Sale) in an aggregate amount not exceeding $250,000,000 and (B) a TDI Sale, plus
          (ii) the Distributable Cash Flow of all Borrower Joint Ventures and non-wholly owned Subject Assets Transferees for such period.

     (b) The definition of "Excess Cash Flow Prepayment Amount" is amended by adding at the end thereof, before the period, the following:

          and the aggregate principal amount of the New Senior Notes prepaid during such period pursuant to Section 5.15(b)(viii)

     (c)  The following definition is added in alphabetical order to Section
1.01 of the Credit Agreement:

               "TDI SALE" means an Asset Sale of all or any part of the Company's Isocyanates business (including the transfer or assignment of the TDI Assets or the TDI Agreements), whether consisting of one transaction or more than one related or unrelated transactions.

     (d) Section 1.02(c) of the Credit Agreement is amended by replacing the parenthetical "(other than the Acquisition)" in the third sentence of the clause with the following:

               (other than (i) the Acquisition and (ii) a TDI Sale)

     (e) Section 2.09 of the Credit Agreement is amended to add at the end of clause (i) of the first proviso of subsection (a) the phrase "except as provided in Section 2.09(d)", and Section 2.09 is further amended to add thereto the following:

               (d) Notwithstanding the foregoing, if the Borrower includes in its notice to the Administrative Agent pursuant to Section 2.09(a) of its election to prepay any Group of Loans (which for purposes of this subsection (d) may include an election to prepay Term Loans-E) that the Lenders may reject the prepayment so proposed by the Borrower, then the provisions of Section 2.04(e), (f) and (h) shall apply to any such offered prepayment, mutatis mutandis, as though the offered prepayment were a mandatory prepayment of the Term Loans pursuant to
          Section 2.04(d)(i) or (ii); provided, however, to the extent any Lender accepts a prepayment offered pursuant to this subsection (d), such prepayment shall be made together with any applicable premium specified in Section 2.09(a).

     (f) Section 5.11 of the Credit Agreement is amended to read in its entirety as follows:

     SECTION 5.11. Adjusted Debt to Adjusted EBITDA. At any date during each period set forth below, the ratio of (i) Adjusted Debt at such date to (ii) Adjusted EBITDA for the period of four consecutive Fiscal Quarters most recently ended on or prior to such date will not exceed the ratio set forth below opposite such period:

                         PERIOD                                    RATIO
                         ------                                    -----
                January 1, 2001 - March 30, 2002                    6.00
                March 31, 2002 - June 29, 2002                      5.50
                June 30, 2002 - September 29, 2002                  5.00
                September 30, 2002 - December 30, 2002              4.75
                December 31, 2002 - March 30, 2003                  4.50
                March 31, 2003 - March 30, 2004                     4.00
                At all times thereafter                             3.00

(g) Section 5.12 of the Credit Agreement is amended to read in its entirety as follows:

     SECTION 5.12. Fixed Charge Coverage Ratio. At the end of each Fiscal Quarter ending during each period set forth below, the Fixed Charge Coverage Ratio will not be less than the ratio set forth below opposite such period:

                         PERIOD                                    RATIO
                         ------                                    ------
                    January 1, 2001 - September 30, 2001            1.50
                    October 1, 2001 - December 31, 2001             1.60
                    January 1, 2002 - March 31, 2002                1.85
                    April 1, 2002 - June 30, 2002                   1.95
                    July 1, 2002 - September 30, 2002               2.00
                    October 1, 2002 - December 31, 2002             2.15
                    At any time thereafter                          2.60

     (h) Section 5.13 of the Credit Agreement is amended by the addition of the following clause (iv) at the end thereof:

               minus (iv) the amount by which Consolidated Net Worth shall have been reduced by reason of one-time charges and/or losses in connection with a TDI Sale.

     (i) Section 5.15(b) of the Credit Agreement is amended by the addition of the following new clauses (vii) and (viii):

               , (vii) the New Senior Notes from Net Cash Proceeds and Excess Cash Flow Prepayment Amounts to the extent that those Net Cash Proceeds and Excess Cash Flow Prepayment Amounts are not applied to prepayment of the Term Loans pursuant to Section 2.04(d) by reason of Sections 2.04(f) and (h)(ii) thereof and (viii) the New Senior Notes to the extent of any amount that is offered in prepayment, and is not applied to prepayment, of the Term Loans pursuant to Section 2.09(d).

     Section 1.03. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 1.04. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 1.05. Effectiveness. This Amendment shall become effective on the first date (the "AMENDMENT 5 EFFECTIVE DATE") on which the Administrative Agent shall have received:

     (a) counterparts hereof signed by each of the Required Lenders and the Borrower (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received in form satisfactory to it telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and

     (b) receipt by each of the Agents, the Arranger and the Co-Arrangers of payment of all amendment fees, other costs, fees and expenses (including, without limitation, reasonable legal fees and expenses for which invoices shall have been submitted to the Borrower) and other compensation payable to any of the foregoing on or prior to the Amendment 5 Effective Date in connection with the Loan Documents.

     Promptly after the Amendment 5 Effective Date occurs, the Administrative Agent shall notify the Borrower, the other Agents and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       LYONDELL CHEMICAL COMPANY



                                       By: /s/ Karen A. Twitchell
                                          -----------------------
                                          Title: Vice President and Treasurer

                                       MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK, as
                                       Administrative Agent and as Lender


                                       By: /s/ Colleen B. Galle
                                          ---------------------
                                          Title: Vice President


                                       CREDIT SUISSE FIRST BOSTON (formerly
                                       known as DLJ Capital Funding, Inc.), as
                                       Syndication Agent and as Lender


                                       By: /s/ Paul L. Colon
                                          ------------------
                                          Title: Vice President


                                       BANK OF AMERICA, N.A., as Documentation
                                       Agent and as Lender


                                       By: /s/ Michael J. Dillon
                                          ----------------------
                                          Title: Managing Director


                                       THE CHASE MANHATTAN BANK, as
                                       Documentation Agent


                                       By: /s/ Steve A. Nordaker
                                          ----------------------
                                          Title: Managing Director

                                       CITIBANK, N.A., as Documentation Agent
                                       and as Lender


                                       By: /s/ Eileen G. Ogimachi
                                          -----------------------
                                          Title: Attorney-in-Fact


                                       ABN AMRO BANK N.V.


                                       By: /s/ Angela Noique
                                          ------------------
                                          Title: Vice President


                                       By: /s/ Scott J. Albert
                                          --------------------
                                          Title: Group Vice President


                                       ADDISON CDO, Limited (Acct 1279)
                                       By:  Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor


                                       By: /s/ Mohan V. Phansalkar
                                          ------------------------
                                           Title:  Executive Vice President


                                       AERIES FINANCE-II LTD.
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Sub-Managing Agent


                                       By: /s/ Joseph Rotondo
                                          -------------------
                                          Title: Authorized Signatory

                                       AIM FLOATING RATE PORTFOLIO

                                       By:  INVESCO Senior Secured Management,
                                            Inc. as attorney in fact


                                       By: /s/ Joseph Rotondo
                                          -------------------
                                          Title: Authorized Signatory


                                       AIMCO CDO SERIES 2000-A


                                       By: /s/ Jerry D. Zinkula
                                          ---------------------
                                          Title: Authorized Signatory

                                       By: /s/ Patricia W. Wilson
                                          -----------------------
                                          Title: Authorized Signatory


                                       ALLSTATE LIFE INSURANCE COMPANY


                                       By: /s/ Jerry D. Zinkula
                                          ---------------------
                                          Title: Authorized Signatory

                                       By: /s/ Patricia W. Wilson
                                          -----------------------
                                          Title: Authorized Signatory
                                          Title:


                                       AMARA-1 FINANCE, LTD.
                                       By:  INVESCO Senior Secured Management,
                                            Inc., as Subadviser


                                       By: /s/ Joseph Rotondo
                                          --------------------
                                          Title: Authorized Signatory

                                       AMARA-2 FINANCE, LTD.
                                       By:  INVESCO Senior Secured Management,
                                            Inc., as Subadviser


                                       By: /s/ Joseph Rotondo
                                          --------------------
                                          Title: Authorized Signatory


                                       APEX (IDM) CDO I, LTD.


                                       By: /s/ William A. Hayes
                                          ---------------------
                                          Title: Director


                                       ARAB BANK PLC


                                       By: /s/ Samer Tamimi
                                          -----------------
                                          Title: Vice President


                                       ARCHIMEDES FUNDING II, LTD
                                       By:  ING Capital Advisors, LLC
                                       as Collateral Manager


                                       By: /s/ Michael J. Campbell
                                          -------------------------
                                          Title: Managing Director


                                       ARCHIMEDES FUNDING III, LTD.
                                       By:  ING Capital Advisors LLC
                                       as Collateral Manager


                                       By:
                                          --------------------------
                                          Title:

                                       ARES III CLO LTD.
                                       By:  Ares CLO Management LLC


                                       By: /s/ Seth J. Brufsky
                                          --------------------
                                          Title: Vice President


                                      ARES IV CLO LTD.
                                      By:  Ares CLO Management IV, L.P.,
                                           Investment Manager
                                      By:  Ares CLO GP IV, LLC, Its Managing
                                           Member


                                      By: /s/ Seth J. Brufsky
                                          --------------------
                                          Title: Vice President


                                      ARES LEVERAGED INVESTMENT
                                      FUND II, L.P.
                                      By:  Ares Management II, L.P., its
                                           General Partner


                                      By: /s/ Seth J. Brufsky
                                         --------------------
                                         Title: Vice President


                                      ATHENA CDO, Limited (Acct 1277)
                                      By:  Pacific Investment Management
                                           Company LLC, as its Investment
                                           Manager


                                      By:
                                         ----------------------------
                                          Title:

                                       AVALON CAPITAL LTD.
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Portfolio Advisor


                                       By: /s/ Joseph Rotondo
                                          -------------------
                                          Title: Authorized Signatory



                                       AVALON CAPITAL LTD. 2
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Portfolio Advisor


                                       By: /s/ Joseph Rotondo
                                          -------------------
                                          Title: Authorized Signatory


                                       BALANCED HIGH-YIELD FUND II, LTD.
                                       By:  ING Capital Advisors LLC,
                                       as Asset Manager


                                       By: /s/ Michael J. Campbell
                                          ------------------------
                                          Title: Managing Directory


                                       BANK LEUMI USA


                                       By: /s/ Joung Hee Hong
                                          -------------------
                                          Title: Vice President

                                       BANK OF CANTON OF CALIFORNIA



                                       By: /s/ Ben Hom
                                          ------------
                                          Title: Senior Vice President


                                       THE BANK OF NEW YORK


                                       By: /s/ Raymond J. Palmer
                                          ----------------------
                                          Title: Vice President


                                       THE BANK OF NOVA SCOTIA


                                       By: /s/ F.C.H. Ashby
                                          -----------------
                                          Title: Senior Manager Loan Operations


                                       THE BANK OF TOKYO-MITSUBISHI LTD.,
                                       HOUSTON AGENCY


                                       By: /s/ K. Glasscock
                                          -----------------
                                          Title: Vice President & Manager


                                       BANK ONE, NA (formerly known as The
                                       First National Bank of Chicago)


                                       By: /s/ Daniel A. Davis
                                          ---------------------
                                          Title: Vice President

                                       BANK POLSKA KASA OPIEKI S.A.
                                       NEW YORK BRANCH


                                       By: /s/ Hussein B. El-Tawil
                                          ------------------------
                                          Title: Vice President


                                       BANKBOSTON, N.A.


                                       By:
                                          --------------------------
                                          Name:
                                          Title:


                                       BANKERS TRUST COMPANY


                                       By:
                                          --------------------------
                                          Name:
                                          Title:


                                       BNP PARIBAS

                                       By: /s/ Stephanie Rogers
                                          ---------------------
                                          Title: Vice President


                                       By: /s/ Shayn P. March
                                          -------------------
                                          Title: Vice President

                                       BARCLAYS BANK PLC


                                       By: /s/ Nicholas A. Bell
                                          ---------------------
                                          Title: Director

                                       BATTERSON PARK, CBO I
                                       By:  General Re-New England Asset
                                            Management Inc., as Collateral
                                            Manager


                                       By:
                                          ---------------------------
                                          Name:
                                          Title:


                                      BATTERY PARK CDO, LTD
                                      By:  Nomura Corporate Research and
                                           Asset Management Inc. as Investment
                                           Advisor


                                      By: /s/ Richard W. Stewart
                                         -----------------------
                                          Title: Director


                                       BAYERISCHE HYPO-UND VEREINSBANK AG
                                       NEW YORK BRANCH


                                      By: /s/ Laura DePersis
                                         -------------------
                                          Title: Director


                                       By: /s/ Shannon Batchman
                                          ---------------------
                                         Title: Director


                                       BHF (USA) CAPITAL CORPORATION


                                       By: /s/ Thomas J. Scifo
                                         --------------------
                                         Title: Vice President


                                       By: /s/ Nina Zhou
                                          --------------
                                          Title: Associate

                                       CAPTIVA FINANCE LTD.


                                      By: /s/ David Dyer
                                          ---------------
                                          Title: Director



                                       CAPTIVA II FINANCE LTD.


                                       By: /s/ David Dyer
                                          ---------------
                                          Title: Director



                                      CAPTIVA III FINANCE, LTD. (Acct. 275), as advised by Pacific Investment Management Company LLC


                                       By: /s/ David Dyer
                                         ---------------
                                         Title: Director


                                       CAPTIVA IV FINANCE, LTD. (Acct. 1275), as advised by Pacific Investment Management Company


                                      By: /s/ David Dyer
                                          ---------------
                                          Title: Director


                                      CARAVELLE INVESTMENT FUND, LLC
                                      By:  Caravelle Advisors


                                       By: /s/ Dean Criares
                                          -----------------
                                          Title: Managing Director

                                       CARILLON HOLDING, LIMITED


                                       By:
                                          ------------------------
                                          Name:
                                          Title:


                                       CARLYLE HIGH YIELD FUND, L.P.


                                       By: /s/ Linda M. Pace
                                           ------------------
                                           Title: Vice President


                                       CARLYLE HIGH YIELD PARTNERS II,
                                       LTD.


                                       By: /s/ Linda M. Pace
                                          ------------------
                                          Title: Vice President


                                       CARLYLE HIGH YIELD PARTNERS III, LTD.


                                       By: /s/ Linda M. Pace
                                          ------------------
                                         Title: Vice President


                                       CERES FINANCE LTD.
                                       By: INVESCO Senior Secured Management,
                                           Inc., as Sub-Managing Agent

                                       By: /s/ Joseph Rotondo
                                          -------------------
                                          Title: Authorized Signatory

                                       CERES II FINANCE LTD.
                                       By: INVESCO Senior Secured Management,
                                           Inc., as Sub-Managing Agent
                                           (Financial)


                                       By: /s/ Joseph Rotondo
                                          -------------------
                                         Title: Authorized Signatory


                                      CHANG HWA COMMERCIAL BANK, LTD., NEW YORK
                                      BRANCH


                                       By: /s/ Wan-Tu Yeh
                                          ---------------
                                         Title: SVP & General Manager


                                      CHARTER VIEW PORTFOLIO
                                      By:  INVESCO Senior Secured Management,
                                           Inc. as Investment Advisor


                                      By: /s/ Joseph Rotondo
                                         -------------------
                                          Title: Authorized Signatory


                                       THE CHASE MANHATTAN BANK (formerly known as Chase Bank of Texas National Association)


                                       By: /s/ Steve A. Nordaker
                                          ----------------------
                                          Title: Managing Director

                                      CHIAO TUNG BANK CO., LTD. NEW YORK AGENCY


                                       By: /s/ Shyh Jiann Peng
                                          --------------------
                                          Title: SVP & General Manager


                                       CLYDESDALE CBO I, LTD.
                                       By:  Nomura Corporate Research and Asset
                                            Management Inc. as Investment
                                            Advisor


                                       By: /s/ Richard W. Stewart
                                          -----------------------
                                          Title: Director


                                       COLISEUM FUNDING LTD.
                                       By:  Travelers Asset Management
                                            International Company LLC


                                       By: /s/ Allen R. Cantrell
                                          ----------------------
                                          Title: Investment Officer


                                       COLUMBUS LOAN FUNDING LTD.
                                       By:  Travelers Asset Management
                                            International Company LLC


                                       By: /s/ Allen R. Cantrell
                                          ----------------------
                                          Title: Investment Officer

                                       CREDIT INDUSTRIEL ET COMMERCIAL

                                       By: /s/ Sean Mounier
                                          -----------------
                                          Title: First Vice President

                                       By: /s/ Marcus Edward
                                          ------------------
                                          Title: Vice President


                                       CREDIT LYONNAIS NEW YORK
                                       BRANCH


                                       By: /s/ Philippe Soustra
                                          ---------------------
                                          Title: Executive Vice President


                                       CREDIT SUISSE FIRST BOSTON


                                       By: /s/ Paul L. Colon
                                          ------------------
                                          Title: Vice President


                                       By: /s/ James P. Moran
                                          -------------------
                                          Title: Director


                                       CRESCENT/MACH I PARTNERS LP
                                       By:  TCW Asset Management Company, its
                                            Investment Manager


                                       By: /s/ Jonathan Berg
                                          ------------------
                                          Title: Assistant Vice President

                                       CYPRESSTREE INSTITUTIONAL FUND, LLC
                                       By:  CypressTree Investment Management
                                            Company, Inc. its Managing Member


                                       By: /s/ Philip C. Robbins
                                          ----------------------
                                          Title: Principal


                                       CYPRESSTREE INVESTMENT FUND, LLC
                                       By:  CypressTree Investment Management
                                            Company, Inc. its Managing Member


                                       By: /s/ Philip C. Robbins
                                          ----------------------
                                          Title: Principal


                                       CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                                       By:  CypressTree Investment Management
                                            Company, Inc. its Managing Member


                                       By: /s/ Philip C. Robbins
                                          ----------------------
                                          Title: Principal


                                       CYPRESSTREE INVESTMENT PARTNERS II, LTD.
                                       By:  CypressTree Investment Management
                                            Company, Inc., as Portfolio Manager


                                       By: /s/ Philip C. Robbins
                                          ----------------------
                                          Title: Principal

                                       CYPRESSTREE SENIOR FLOATING RATE FUND
                                       By:  CypressTree Investment Management
                                            Company, Inc. as Portfolio Manager


                                       By: /s/ Philip C. Robbins
                                          ----------------------
                                          Title: Principal


                                       THE DAI-ICHI KANGYO BANK LIMITED


                                       By: /s/ Takayuki Kumagai
                                          ---------------------
                                          Title: Vice President


                                       DEBT STRATEGIES FUND, INC.


                                       By:
                                          -----------------------
                                          Name:
                                          Title:


                                       DELANO COMPANY (Acct 274)
                                       By:  Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor


                                       By: /s/ Mohan V. Phansalkar
                                          ------------------------
                                          Title: Executive Vice President

                                       DRESDNER BANK AG, NEW YORK
                                       AND GRAND CAYMAN BRANCHES


                                       By: /s/ Deborah Carlson
                                          --------------------
                                          Title: First Vice President


                                       By: /s/ Ken Hamilton
                                          -----------------
                                          Title: Senior Vice President


                                       EATON VANCE INSTITUTIONAL SENIOR LOAN
                                       FUND
                                       By:  Eaton Vance Management, as
                                            Investment Advisor


                                       By: /s/ Scott H. Page
                                          ------------------
                                          Title: Vice President


                                       EATON VANCE SENIOR INCOME TRUST
                                       By:  Eaton Vance Management, as
                                            Investment Advisor


                                       By: /s/ Scott H. Page
                                          ------------------
                                          Title: Vice President


                                       EATON VANCE CDO III, LTD.
                                       By:  Eaton Vance Management, as
                                            Investment Advisor


                                       By: /s/ Scott H. Page
                                          ------------------
                                          Title: Vice President

                                       ELC (CAYMAN) LTD.


                                       By: /s/ William A. Hayes
                                          ---------------------
                                          Title: Director


                                       ELC (CAYMAN) LTD. 1999-III


                                       By: /s/ William A. Hayes
                                          ---------------------
                                          Title: Director


                                       ELC (CAYMAN) LTD. 2000-I


                                       By: /s/ William A. Hayes
                                          ---------------------
                                          Title: Director


                                       ELC (CAYMAN) LTD. CDO SERIES 1999-I


                                       By: /s/ William A. Hayes
                                          ---------------------
                                          Title: Director


                                       ELC (CAYMAN) LTD. 1999-II


                                       By: /s/ William A. Hayes
                                          ---------------------
                                          Title: Director


                                       ELT LTD.


                                       By: /s/ Ann E. Morris
                                          ------------------
                                          Title: Authorized Agent

                                       FC CBO LIMITED


                                       By: /s/ David Wales
                                          ----------------
                                          Title: Collateral Manager



                                       FC CBO II LIMITED


                                       By: /s/ David Wales
                                          ----------------
                                          Title: Collateral Manager



                                       FIDELITY ADVISOR SERIES II:
                                       FIDELITY ADVISOR FLOATING RATE HIGH
                                       INCOME FUND


                                       By: /s/ John H. Costello
                                          ---------------------
                                          Title: Assistant Treasurer



                                       FIDELITY SUMMER STREET TRUST:
                                       FIDELITY CAPITAL & INCOME FUND


                                       By: /s/ John H. Costello
                                          ---------------------
                                          Title: Assistant Treasurer

                                       CYPRESSTREE INVESTMENT MANAGEMENT
                                       COMPANY, INC.
                                       As:  Attorney-in-Fact and on behalf of
                                            First Allmerica Financial Life
                                            Insurance Company as Portfolio
                                            Manager



                                       By:
                                          ------------------------
                                          Title:


                                       FIRST COMMERCIAL BANK


                                       By: /s/ Dong-Ho Wang
                                          -----------------
                                          Title: SVP & General Manager


                                       FIRST DOMINION FUNDING I


                                       By:
                                          -------------------------
                                          Name:
                                          Title:


                                       FIRST DOMINION FUNDING II


                                       By:
                                          -------------------------
                                          Name:
                                          Title:


                                       FIRST DOMINION FUNDING III


                                       By:
                                          -------------------------
                                          Name:
                                          Title:

                                       FIRST UNION NATIONAL BANK


                                       By: /s/ Charles B. Edmondson
                                          -------------------------
                                          Title: Assistant Vice President


                                       CITIBANK N.A. as additional Investment
                                       Manager for and on behalf of Five
                                       Finance Corporation


                                       By: /s/ Mike Regan
                                          ---------------
                                          Title: Vice President


                                       By: /s/ Daniel Slotkin
                                          -------------------
                                          Title: Vice President


                                       FLOATING RATE PORTFOLIO
                                       By:  INVESCO Senior Secured Management,
                                            Inc., as attorney-in-fact


                                       By:
                                          -----------------------
                                          Name:
                                          Title:


                                       FRANKLIN FLOATING RATE TRUST


                                       By: /s/ Chauncey Lufkin
                                          --------------------
                                          Title: Vice President

                                       FRANKLIN CLO I, LIMITED


                                       By: /s/ Chauncey Lufkin
                                          --------------------
                                          Title: Vice President


                                       FREMONT INVESTMENT & LOAN


                                       By: /s/ Maria Chachere
                                          -------------------
                                          Title: Vice President


                                       THE FUJI BANK, LIMITED, NEW YORK
                                       BRANCH


                                       By: /s/ John D. Doyle
                                          ------------------
                                          Title: Vice President & Manager


                                       GALAXY CLO 1999-1, LTD.
                                       By:  SAI Investment Adviser, Inc., its
                                            Collateral Manager


                                       By: /s/ Kevin J. Buckle
                                          ---------------------
                                          Title: Authorized Agent


                                       GENERAL AMERICAN LIFE INSURANCE COMPANY


                                       By:
                                          ------------------------
                                          Name:
                                          Title:

                                       GRAYSON & CO.
                                       By:  Boston Management and Research as
                                            Investment Advisor


                                       By: /s/ Scott H. Page
                                          ------------------
                                          Title: Vice President


                                       SANKATY ADVISORS, INC. as Collateral
                                       Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender


                                       By: /s/ Diane J. Exter
                                          -------------------
                                          Title:  Managing Director Portfolio
                                                  Manager


                                       GUARANTY FEDERAL BANK, F.S.B.


                                       By:
                                          ----------------------
                                          Name:
                                          Title:


                                       GULF INTERNATIONAL BANK B.S.C.


                                       By: /s/ M. Khalidi
                                          ---------------
                                          Title: Vice President

                                       By: /s/ I. N. Baconi
                                          -----------------
                                          Title: Executive Vice President

                                       HAMILTON BANK


                                       By:
                                          ------------------------
                                          Name:
                                          Title:

                                       HARBOURVIEW CDO II, LTD.


                                       By: /s/ David Foxhoven
                                          -------------------
                                          Title: Assistant Vice President


                                       IMPERIAL BANK


                                       By: /s/ Gerald R. Finney, Jr.
                                          --------------------------
                                          Title: Vice President


                                       THE ING CAPITAL SENIOR SECURED HIGH
                                       INCOME FUND, L.P.
                                       By:  ING Capital Advisors LLC
                                       as Investment Advisor


                                       By:
                                          ---------------------------
                                          Name:
                                          Title:


                                       J.H. WHITNEY MARKET VALUE FUND, L.P.


                                       By: /s/ Michael B. DeFlorio
                                          ------------------------
                                          Title: Managing Director


                                       JHW CASH FLOW FUND I, L.P.


                                       By: /s/ Michael B. DeFlorio
                                          ------------------------
                                          Title: Managing Director

                                       JISSEKIKUN FUNDING LTD. (Acct 1288)
                                       By:  Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor


                                       By: /s/ Mohan V. Phansalkar
                                          ------------------------
                                          Title: Executive Vice President


                                       KBC BANK


                                       By: /s/ Robert Snauffer
                                          --------------------
                                          Title: First Vice President


                                       By: /s/ Patrick A. Janssens
                                          ------------------------
                                          Title: Vice President


                                       KEMPER FLOATING RATE FUND


                                       By: /s/ Kelly Babson
                                          -----------------
                                          Title: Managing Director


                                       KZH III LLC


                                       By:
                                          -------------------------
                                          Name:
                                          Title:

                                       KZH CNC LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent


                                       KZH CRESCENT LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent


                                       KZH CRESCENT-2 LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent


                                       KZH CRESCENT-3 LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent


                                       KZH-CYPRESSTREE-1 LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent

                                       KZH ING-1 LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent


                                       KZH ING-2 LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent


                                       KZH ING-3 LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent


                                       KZH LANGDALE LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent


                                       KZH PONDVIEW LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent

                                       KZH RIVERSIDE LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent

                                       KZH SHOSHONE LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent


                                       KZH SOLEIL LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent


                                       KZH SOLEIL-2 LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent


                                       KZH STERLING LLC



                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent

                                       KZH WATERSIDE LLC


                                       By: /s/ Kimberly Rowe
                                          ------------------
                                          Title: Authorized Agent


                                       LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                       ADVANTAGE FUND
                                       By:  Stein Roe & Farnham Incorporated,
                                            As Adviser

                                       By: /s/ James R. Fellows
                                          ---------------------
                                          Title: Sr. Vice President & Portfolio
                                          Manager


                                       LONGHORN CDO (CAYMAN) LTD.
                                       By:  Merrill Lynch Asset Management,
                                            L.P., as Attorney-in-Fact


                                       By:
                                          ------------------------
                                          Name:
                                          Title:


                                       LONGLANE MASTER TRUST IV
                                       By:  Fleet National Bank as Trust
                                            Administrator


                                       By: /s/ Renee Nadlen
                                          -----------------
                                          Title: Managing Director

                                       MAGNETITE ASSET INVESTORS L.L.C.
                                       By:  Blackrock Financial Management, Inc.
                                       As Managing Member


                                       By:
                                          ---------------------------
                                          Name:
                                          Title:


                                       MAGNETITE ASSET INVESTORS III L.L.C.
                                       By:  Blackrock Financial Management, Inc.
                                       As Managing Member


                                       By:
                                          ---------------------------
                                          Name:
                                          Title:


                                       MAPLEWOOD (CAYMAN) LTD.
                                       By:  Massachusetts Mutual Life Insurance
                                            Company as Investment Manager


                                       By: /s/ Steven J. Katz
                                          -------------------
                                          Title: Second Vice President and
                                                 Associate General Counsel


                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY
                                       By:  David L. Babson and Company
                                            Incorporated, as Investment Advisor

                                       By: /s/ Mark A. Ahmed
                                          ------------------
                                          Title: Managing Director

                                       MASTER SENIOR FLOATING RATE TRUST


                                       By:
                                          -------------------------
                                          Name:
                                          Title:


                                       MEDICAL LIABILITY MUTUAL INSURANCE
                                       COMPANY
                                       By:  INVESCO Senior Secured Management,
                                            Inc., as Investment Manager

                                       By:
                                          -------------------------
                                          Name:
                                          Title:

                                       MERRILL LYNCH DEBT STRATEGIES PORTFOLIO
                                       By:  Merrill Lynch Asset Management,
                                            L.P., as Investment Advisor


                                       By:
                                          -------------------------
                                          Name:
                                          Title:


                                       MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                       INCOME STRATEGIES PORTFOLIO
                                       By:  Merrill Lynch Asset Management,
                                            L.P., as Investment Advisor


                                       By:
                                          -------------------------
                                          Name:
                                          Title:

                                       MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                       BANK LOAN INCOME PORTFOLIO
                                       By:  Merrill Lynch Asset Management,
                                            L.P., as Investment Advisor


                                       By:
                                          -------------------------
                                          Name:
                                          Title:


                                       MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                       INC.


                                       By:
                                          -------------------------
                                          Name:
                                          Title:


                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND II, INC.


                                       By:
                                          -------------------------
                                          Name:
                                          Title:


                                       MERRILL LYNCH PRIME RATE PORTFOLIO
                                       By:  Merrill Lynch Asset Management,
                                            L.P., as Investment Advisor


                                       By:
                                          -------------------------
                                          Name:
                                          Title:

                                       METROPOLITAN LIFE INSURANCE COMPANY


                                       By: /s/ James R. Dingler
                                          ---------------------
                                          Title: Director


                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION


                                       By: /s/ Toshihiro Hayashi
                                          ----------------------
                                          Title: Senior Vice President


                                       ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                       By:  ING Pilgrim Investments,
                                            as its Investment Manager


                                       By: /s/ Charles E. LeMieux, CFA
                                          ----------------------------
                                          Title: Vice President


                                       MONUMENTAL LIFE INSURANCE COMPANY,
                                       successor by merger to Commonwealth Life
                                       Insurance Co.


                                       By: /s/ John Bailey
                                          ----------------
                                          Title: Vice President

                                       MORGAN STANLEY DEAN WITTER PRIME INCOME
                                       TRUST


                                       By: /s/ Sheila A. Finnerty
                                          -----------------------
                                          Title: Senior Vice President


                                       MOUNTAIN CAPITAL CLO II LTD.


                                       By: /s/ Darren P. Riley
                                          --------------------
                                          Title: Director


                                       NATIONAL BANK OF EGYPT
                                       NEW YORK BRANCH


                                       By:
                                          -------------------------
                                          Name:
                                          Title:

                                       NATIONAL WESTMINSTER BANK PLC
                                       By:  NatWest Capital Markets Limited,
                                            its agent
                                       By:  Greenwich Capital Markets, Inc.,
                                            its agent

                                       By: /s/ Kelly A. Myers
                                          -------------------
                                          Title: Vice President


                                       NATIONWIDE LIFE INSURANCE COMPANY

                                       By:
                                          -------------------------
                                          Name:
                                          Title:

                                       NEMEAN CLO LTD.
                                       By:  ING Capital Advisors LLC,
                                       as Investment Manager

                                       By: /s/ Michael J. Campbell
                                          ------------------------
                                          Title: Managing Director


                                       NOMURA BOND & LOAN FUND
                                       By:  Nomura Corporate Research and
                                            Asset Management Inc. as Investment
                                            Advisor


                                       By: /s/ Richard W. Stewart
                                          -----------------------
                                          Title: Director


                                       NORSE CBO, LTD.
                                       By:  Regiment Capital Management, LLC
                                            as its Investment Advisor
                                       By:  Regiment Capital Advisors, LLC its
                                            Manager and pursuant to delegated
                                            authority


                                       By: /s/ Timothy S. Peterson
                                          ------------------------
                                          Title: President


                                       NORTH AMERICAN SENIOR FLOATING RATE FUND
                                       By:  CypressTree Investment Management
                                            Company, Inc. as Portfolio Manager


                                       By: /s/ Philip C. Robbins
                                          ----------------------
                                          Title: Principal

                                       OASIS COLLATERALIZED HIGH INCOME
                                       PORTFOLIO-1, LTD.
                                       By:  INVESCO Senior Secured Management,
                                            Inc., as Subadviser


                                       By: /s/ Joseph Rotondo
                                          -------------------
                                          Title: Authorized Signatory


                                       OCTAGON INVESTMENT PARTNERS II, LLC
                                       By:  Octagon Credit Investors, LLC as
                                            sub-investment manager


                                       By: /s/ Michael B. Nechamkin
                                          -------------------------
                                          Title: Portfolio Manager


                                       OCTAGON INVESTMENT PARTNERS III, LTD.
                                       By:  Octagon Credit Investors, LLC as
                                            Portfolio Manager


                                       By: /s/ Michael B. Nechamkin
                                          -------------------------
                                          Title: Portfolio Manager


                                       OLYMPIC FUNDING TRUST, SERIES 1999-1


                                       By: /s/ Ann E. Morris
                                          ------------------
                                          Title: Authorized Agent

                                       OPPENHEIMER SENIOR FLOATING RATE FUND


                                       By: /s/ Charles Kobayashi
                                          -----------------------
                                          Title: SVP, Corporate Finance Group


                                       ORIX USA CORPORATION


                                       By: /s/ Charles Kobayashi
                                          ----------------------
                                          Title: SVP, Corporate Finance Group


                                       OSPREY INVESTMENTS PORTFOLIO
                                       By:  Citibank, N.A., as Manager


                                       By: /s/ Mike Regan
                                          ---------------
                                          Title: Vice President


                                       OXFORD STRATEGIC INCOME FUND
                                       By:  Eaton Vance Management as
                                            Investment Advisor


                                       By:
                                          -------------------------
                                          Name:
                                          Title:


                                       PAM CAPITAL FUNDING L.P.
                                       By:  Highland Capital Management, L.P.
                                            as Collateral Manager

                                       By: /s/ Mark K. Okada CFA
                                          ----------------------
                                          Title: Executive Vice President

                                       PAMCO CAYMAN LTD.
                                       By:  Highland Capital Management, L.P.
                                            as Collateral Manager


                                       By: /s/ Mark K. Okada CFA
                                          ----------------------
                                          Title: Executive Vice President


                                       PILGRIM PRIME RATE TRUST
                                       By:  ING Pilgrim Investments,
                                       as its Investment Manager

                                       By: /s/ Charles E. LeMieux, CFA
                                          ----------------------------
                                          Title: Vice President


                                       PINEHURST TRADING, INC.


                                       By: /s/ Ann E. Morris
                                          ------------------
                                          Title: Assistant Vice President


                                       PROVIDENT CBO I, LIMITED
                                       By:  Provident Investment Management, LLC

                                       By:
                                          -------------------------
                                          Name:
                                          Title:

                                       REGIMENT CAPITAL, LTD.
                                       By:  Regiment Capital Management, LLC
                                            as its Investment Advisor
                                       By:  Regiment Capital Advisors, LLC
                                            its Manager and pursuant to
                                            delegated authority

                                       By: /s/ Timothy Peterson
                                          ---------------------
                                          Title: President

                                       THE ROYAL BANK OF SCOTLAND PLC


                                       By: /s/ Jayne Seaford
                                          ------------------
                                          Title: Vice President


                                       ROYALTON COMPANY
                                       By:  Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor


                                       By: /s/ Mohan V. Phansalkar
                                          ------------------------
                                          Title: Executive Vice President


                                       SANKATY HIGH YIELD ASSET PARTNERS II,
                                       L.P.


                                       By: /s/ Diane J. Exter
                                          -------------------
                                          Title: Managing Director Portfolio
                                                Manager


                                       SAWGRASS TRADING LLC


                                       By: /s/ Ann E. Morris
                                          ------------------
                                          Title: Assistant Vice President


                                       SEABOARD CLO 2000 LTD.


                                       By: /s/ Sheppard Davis
                                          -------------------
                                          Title: Authorized Signatory

                                       SENIOR DEBT PORTFOLIO
                                       By:  Boston Management and Research,
                                       as Investment Advisor


                                       By: /s/ Scott H. Page
                                          ------------------
                                          Title: Vice President


                                       SENIOR HIGH INCOME PORTFOLIO INC.

                                       By:
                                          -------------------------
                                          Title:


                                       SEQUILS I, LTD
                                       By:  TCW Advisors, Inc. as its
                                            Collateral Manager


                                       By: /s/ Jonathan Berg
                                          ------------------
                                          Title: Assistant Vice President

                                       By: /s/ Jonathan Insull
                                          --------------------
                                          Title: Senior Vice President


                                       SEQUILS IV, LTD
                                       By:  TCW Advisors, Inc. as its
                                            Collateral Manager


                                       By: /s/ Jonathan Insull
                                          --------------------
                                          Title: Senior Vice President

                                       By: /s/ Jonathan Berg
                                          ------------------
                                          Title: Assistant Vice President

                                       SEQUILS - CUMBERLAND I, LTD
                                       By:  Deerfield Capital Management LLC
                                       As its Collateral Manager


                                       By: /s/ Mark E. Whittnebel
                                          -----------------------
                                          Title: Senior Vice President


                                       SEQUILS-ING I (HBDGM), LTD.
                                       By:  ING Capital Advisors LLC., as
                                            Collateral Manager


                                       By: /s/ Michael J. Campbell
                                          ------------------------
                                          Title: Managing Director


                                       SEQUILS B PILGRIM I, LTD.
                                       By:  ING Pilgrim Investments,
                                       as its Investment manager


                                       By: /s/ Charles E. LeMieux, CFA
                                          ----------------------------
                                          Title: Vice President


                                       SIERRA CLO I, LTD.


                                       By: /s/ John M. Casparian
                                          ----------------------
                                          Title: Chief Operating Officer

                                       SIMSBURY CLO LTD.
                                       By:  Mass Mutual Life Insurance Company,
                                            as Collateral Manager

                                       By: /s/ Steven J. Katz
                                          -------------------
                                          Title: Second Vice President and
                                                Associate General Counsel

                                       SKM-LIBERTYVIEW CBO I LIMITED


                                       By: /s/ Kenneth C. Klegar
                                          ----------------------
                                          Title: Authorized Signatory


                                       SOCIETE GENERALE, SOUTHWEST AGENCY


                                       By: /s/ Elizabeth W. Hunter
                                          ------------------------
                                          Title: Director


                                       SOMERS CDO, LIMITED
                                       By:  David L. Babson and Company
                                            Incorporated under delegated
                                            authority from Massachusetts Mutual
                                            Life Insurance Company as Collateral
                                            Manager


                                       By: /s/ Mark A. Ahmed
                                          ------------------
                                          Title: Managing Director


                                       SOUTHERN PACIFIC BANK


                                       By: /s/ Cheryl A. Wasilewski
                                          -------------------------
                                          Title: Senior Vice President

                                       SRF 2000 LLC

                                       By: /s/Ann E. Morris
                                          -----------------
                                          Title: Assistant Vice President

                                       STANFIELD CLO, LTD.
                                       By:  Stanfield Capital Partners LLC as
                                            its Collateral Manager


                                       By: /s/ Christopher A. Bondy
                                          -------------------------
                                          Title: Partner


                                       STANFIELD/RMF TRANSATLANTIC CDO LTD.
                                       By:  Stanfield Capital Partners LLC as
                                            its Collateral Manager


                                       By: /s/ Christopher A. Bondy
                                          -------------------------
                                          Title: Partner


                                       STEIN ROE & FARNHAM CLO1 LTD.,
                                       by Stein Roe & Farnham Incorporated,
                                       As Portfolio Manager


                                       By: /s/ James R. Fellows
                                          ---------------------
                                          Title:  Senior Vice President &
                                                  Portfolio Manager


                                       STEIN ROE FLOATING RATE LIMITED
                                       LIABILITY COMPANY


                                       By: /s/ James R. Fellows
                                          ---------------------
                                          Title: Senior Vice President &
                                                 Portfolio Manager
                                       Stein Roe & Farnham Incorporated,
                                       as Advisor to the Stein Roe Floating
                                       Rate Limited Liability Company

                                       STRATA FUNDING LTD.
                                       By:  INVESCO Senior Secured Management
                                            Inc., as Sub-Managing Agent


                                       By: /s/ Joseph Rotondo
                                          --------------------
                                          Title: Authorized Signatory


                                       STRATEGIC MANAGED LOAN PORTFOLIO
                                       By:  Citibank, N.A., as Manager


                                       By: /s/ Mike Regan
                                          ---------------
                                          Title: Vice President


                                       STRONG ADVANTAGE FUND, INC.


                                       By: /s/ Susan A. Holliski
                                          ----------------------
                                          Title: Vice President


                                       SUFFIELD CLO LIMITED
                                       By:  David L. Babson & Company Inc. as
                                            Collateral Manager


                                       By: /s/ Mark A. Ahmed
                                          ------------------
                                          Title: Managing Director

                                       THE SUMITOMO TRUST & BANKING CO., LTD.,
                                       NEW YORK BRANCH


                                       By: /s/ Stephen A. Stratico
                                          ------------------------
                                          Title: Vice President


                                       THE SUMITOMO BANK, LIMITED


                                       By: /s/ Suresh S. Tata
                                          -------------------
                                          Title: Senior Vice President


                                       SUNTRUST BANK


                                       By: /s/ Steven J. Newby
                                          --------------------
                                          Title: Vice President


                                       SWISS LIFE US RAINBOW LTD.
                                       By:  ING Capital Advisors LLC,
                                       as Investment Manager

                                       By: /s/ Michael J. Campbell
                                          ------------------------
                                          Title: Managing Director


                                       TAIPEI BANK, NEW YORK AGENCY


                                       By: /s/ Sophia Jing
                                          ----------------
                                          Title:  Vice President and General
                                                  Manager

                                       TEXTRON FINANCIAL CORPORATION


                                       By: /s/ Matthew J. Colgan
                                          ----------------------
                                          Title: Director


                                       THERMOPYLAE FUNDING CORP.



                                       By: /s/ Frank B. Bilotta
                                          ---------------------
                                          Title: Vice President


                                       THE TOKAI BANK, LIMITED, NEW YORK BRANCH


                                       By: /s/ Takatoshi Haruna
                                          ---------------------
                                          Title: Joint General Manager


                                       TORONTO DOMINION (TEXAS), INC.


                                       By: /s/ Carolyn R. Faeth
                                          ---------------------
                                          Title: Vice President



                                       THE TOYO TRUST & BANKING CO., LTD.


                                       By:
                                          -------------------------
                                          Name:
                                          Title:

                                       TRAVELERS CORPORATE LOAN FUND, INC.
                                       By:  Travelers Asset Management
                                            International Company LLC


                                       By: /s/ Allen R. Cantrell
                                          ----------------------
                                          Title: Investment Officer


                                       THE TRAVELERS INSURANCE COMPANY


                                       By: /s/ Allen R. Cantrell
                                          ----------------------
                                          Title: Investment Officer


                                       TRITON CBO III, LIMITED
                                       By:  INVESCO Senior Secured Management,
                                            Inc., as Investment Advisor

                                       By: /s/ Joseph Rotondo
                                          -------------------
                                          Title: Authorized Signatory


                                       TRITON CDO IV LIMITED
                                       By:  INVESCO Senior Secured Management,
                                            Inc., as Investment Advisor


                                       By: /s/ Joseph Rotondo
                                          -------------------
                                          Title: Authorized Signatory

                                       TRYON CLO. LTD. 2000-I


                                       By: /s/ William A. Hayes
                                          ---------------------
                                          Title: Director


                                       UBS AG, STAMFORD BRANCH


                                       By: /s/ Dorothy L. McKinley
                                          ------------------------
                                          Title: Director


                                       By: /s/ Anthony N. Joseph
                                          ----------------------
                                          Title: Associate Director


                                       UNITED OF OMAHA LIFE INSURANCE COMPANY
                                       By:  INVESCO Senior Secured Management,
                                            Inc., as Portfolio Advisor

                                       By: /s/ Joseph Rotondo
                                          -------------------
                                          Title: Authorized Signatory


                                       VAN KAMPEN SENIOR FLOATING RATE FUND
                                       By:  Van Kampen Investment Advisory Corp.


                                       By: /s/ Darvin D. Pierce
                                          ---------------------
                                          Title: Principal

                                       VAN KAMPEN CLO I, LIMITED
                                       By:  Van Kampen Management, Inc., as
                                            Collateral Manager


                                       By: /s/ Darvin D. Pierce
                                          ---------------------
                                          Title: Principal


                                       VAN KAMPEN PRIME RATE INCOME TRUST
                                       By:  Van Kampen Investment Advisory Corp.

                                       By: /s/ Darvin D. Pierce
                                          ---------------------
                                          Title: Principal


                                       VAN KAMPEN SENIOR INCOME TRUST
                                       By:  Van Kampen Investment Advisory Corp.


                                       By: /s/ Darvin D. Pierce
                                          ---------------------
                                          Title: Principal


                                       VAN KAMPEN SENIOR FLOATING RATE FUND
                                       By:  Van Kampen Investment Advisory Corp.


                                       By: /s/ Darvin D. Pierce
                                          ---------------------
                                          Title: Principal

                                       VARIABLE INSURANCE PRODUCTS II:
                                       ASSET MANAGER PORTFOLIO


                                       By: /s/ John H. Costello
                                          ---------------------
                                          Title: Assistant Treasurer


                                       VARIABLE INSURANCE PRODUCTS II:
                                       GROWTH PORTFOLIO


                                       By: /s/ John H. Costello
                                          ---------------------
                                          Title: Assistant Treasurer


                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                       NEW YORK BRANCH


                                       By: /s/ Lisa M. Walker
                                          -------------------
                                          Title: Associate Director


                                       By: /s/ Barry S. Wadler
                                          --------------------
                                          Title: Manager

                                       WINDSOR LOAN FUNDING, LIMITED.
                                       By:  Stanfield Capital Partners LLC as
                                            its Investment Manager


                                       By: /s/ Christopher A. Bondy
                                          -------------------------
                                          Title: Partner

                                       WINGED FOOT FUNDING TRUST


                                      By: /s/ Ann E. Morris
                                          ------------------
                                          Title: Authorized Agent